Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of MarineMax, Inc., (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Brett McGill, Chief Executive Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. BRETT McGILL
W. Brett McGill
Chief Executive Officer and President

Date: April 29, 2020